UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2021

Analog Devices, Inc.

(Exact name of Registrant as Specified in its Charter)

Massachusetts	1-7819	04-2348234
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Analog Way, Wilmington, MA	01887
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 329-4700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.16 2/3 par value per share	ADI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 26, 2021, Analog Devices, Inc., a Massachusetts corporation (the “Company”), completed its previously announced acquisition of Maxim Integrated Products, Inc., a Delaware corporation (“Maxim”). Pursuant to the Agreement and Plan of Merger, dated as of July 12, 2020 (the “Merger Agreement”), by and among the Company, Maxim, and Magneto Corp. (“Merger Sub”), a Delaware corporation and a wholly owned subsidiary of the Company, Merger Sub merged with and into Maxim (the “Merger”), with Maxim surviving the Merger as a wholly owned subsidiary of the Company. At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share, of Maxim (the “Maxim Common Stock”), issued and outstanding immediately prior to the Effective Time (other than treasury shares and any shares of Maxim Common Stock held directly by the Company or Merger Sub) was converted into the right to receive 0.6300 (the “Exchange Ratio”) of a fully paid and non-assessable share of common stock, par value $0.16 2/3 per share, of the Company (the “Company Common Stock”) and, if applicable, cash in lieu of fractional shares, subject to any applicable tax withholding.

At the Effective Time, (i) all Maxim restricted stock units and Maxim restricted shares (excluding any Maxim restricted stock units and Maxim restricted shares that by their terms vested and settled upon the Effective Time) outstanding as of immediately prior to the Effective Time were automatically converted into restricted stock units or restricted shares, as applicable, denominated in shares of Company Common Stock based on the Exchange Ratio and (ii) all Maxim performance-based market stock units (“Maxim MSUs”) outstanding as of immediately prior to the Effective Time (other than any Maxim MSUs that by their terms vested and settled immediately prior to the Effective Time) were automatically converted into time-based restricted stock unit awards denominated in shares of Company Common Stock based on (x) the number of shares of Maxim Common Stock subject to each Maxim MSU after giving effect to any applicable provisions in the award agreement governing the Maxim MSU with respect to a “change in control” and (y) the Exchange Ratio. Other than the foregoing adjustments, the awards governing such converted restricted stock units or restricted shares, as applicable, will generally remain subject to the same vesting and other terms and conditions that applied to the awards immediately prior to the Effective Time (including the terms and conditions of Maxim’s applicable change in control plans).

The issuance of shares of Company Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to the Company’s registration statement on Form S-4 (File No. 333-248092), declared effective by the Securities and Exchange Commission (the “SEC”) on September 3, 2020. The joint proxy statement/prospectus included in the registration statement contains additional information about the Merger.

The foregoing description of the Merger Agreement and the Merger is not intended to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 15, 2020, and which is incorporated herein by reference. The Merger Agreement is intended to provide investors with information regarding its terms and not to provide any factual information about the Company or Maxim.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

Effective as of the Effective Time, the size of the Company’s Board of Directors (the “Board”) was expanded to 13 and Tunç Doluca and Mercedes Johnson were appointed to the Board. Ms. Johnson was also appointed to the Audit Committee of the Board. Mr. Doluca and Ms. Johnson will be compensated in accordance with the Company’s non-employee director compensation policy as disclosed in the Company’s annual proxy statement filed on January 22, 2021.

In addition, Mr. Doluca and Ms. Johnson will each become party to the Company’s Form of Indemnification Agreement for Directors and Officers, filed as Exhibit 10.33 to the Company’s Annual Report on Form 10-K for the fiscal year ended November 1, 2008.

At the Effective Time, (i) all outstanding Maxim restricted stock units and Maxim restricted shares held by Mr. Doluca, Ms. Johnson and their respective affiliates converted into restricted stock units or restricted shares, as applicable, denominated in shares of Company Common Stock, (ii) all outstanding Maxim MSUs held by Mr. Doluca, Ms. Johnson, and their respective affiliates converted into time-based restricted stock unit awards denominated in shares of Company Common Stock, and (iii) all outstanding all Maxim options held by Mr. Doluca, Ms. Johnson, and their respective affiliates converted into options to acquire a number of shares of Company Common Stock, in each case, as described under Item 2.01 above.

Item 8.01 Other Events.

On August 26, 2021, the Company issued a press release announcing the completion of the Merger, which is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

In addition, on August 25, 2021, the Company announced that its Board had approved an $8.5 billion increase to the Company’s share repurchase authorization. A copy of the Company’s press release announcing the increased repurchase authorization is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date upon which this current report on Form 8-K must be filed.

(b) Financial Statements of Business Acquired.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date upon which this current report on Form 8-K must be filed.

(d) Exhibits

Exhibit	Description of Document

2.1	Agreement and Plan of Merger, dated as of July 12, 2020, by and among Analog Devices, Inc., Maxim Integrated Products, Inc. and Magneto Corp. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on July 15, 2020).

99.1	Press Release, dated August 26, 2021 (filed herewith).

99.2	Press Release, dated August 25, 2021 (filed herewith).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2021	ANALOG DEVICES, INC.

	By:	/s/ Margaret K. Seif
Name: Margaret K. Seif
Title: Chief People Officer and Chief Legal Officer